FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): June 25, 1998


                          Timberland Bancorp, Inc.
                          ------------------------
           (Exact name of registrant as specified in its charter)



      Washington                      0-23333                 91-1863696
----------------------------         ----------           -------------------
State or other jurisdiction          Commission           (I.R.S. Employer
 of incorporation                    File Number          Identification No.)



624 Simpson Avenue, Hoquiam, Washington                         98550
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number (including area code):  (360) 533-4747


                               Not Applicable
                               --------------
       (Former name or former address, if changed since last report)

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Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

     (a) On June 25, 1998, Dwyer Pemberton and Coulson, P.C., Tacoma, Washington tendered, and the Registrant's Board of Directors accepted, its resignation as the Registrant's certifying accountants effective that date.

          The report of Dwyer Pemberton and Coulson, P.C. on the financial statements of the Registrant for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the Registrant's two most recent fiscal years and subsequent interim periods preceding the date of resignation by Dwyer Pemberton and Coulson, P.C., the Registrant was not in disagreement with Dwyer Pemberton and Coulson, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Dwyer Pemberton and Coulson, P.C., would have caused Dwyer Pemberton and Coulson, P.C. to make reference to the subject matter of the disagreement in connection with its report.

          The required letter from Dwyer Pemberton and Coulson, P.C., addressed to the Securities and Exchange Commission, with respect to the above statements made by the Registrant is attached hereto as Exhibit 16 and incorporated herein by reference.

     (b) On June 25, 1998, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged Knight Vale & Gregory Inc., P.S., Tacoma, Washington as the Registrant's certifying accountants. The Registrant has not consulted with Knight Vale & Gregory Inc., P.S. during its two most recent fiscal years nor during any subsequent interim period prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     Exhibits

     16        Letter of Dwyer Pemberton and Coulson, P.C.

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TIMBERLAND BANCORP, INC.



Date:  June 26, 1998               By:  /s/Clarence E. Hamre
                                        --------------------------------------
                                        Clarence E. Hamre
                                        President and Chief Executive Officer

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                                Exhibit 16

                Letter of Dwyer Pemberton and Coulson, P.C.

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             [Letterhead of Dwyer Pemberton and Coulson, P.C.]






June 29, 1998


Securities and Exchange Commission
450 5th Street Northwest
Washington, District of Columbia 20549

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on June 25, 1998, to be filed by our former client, Timberland Bancorp, Inc. We agree with the statements made in response to that item insofar as they relate to our firm.

Sincerely,

DWYER PEMBERTON & COULSON, P.C.


/s/Andrew G. Ritting, CPA
Andrew G. Ritting, CPA
Managing Shareholder


AGR:sf

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